UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 7, 2007
THERMADYNE HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-22378	74-2482571
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

16052 Swingley Ridge Road,
Suite 300
Chesterfield, Missouri	63017
(Address of principal executive	(Zip Code)
offices)
(636) 728-3000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act.
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events
SIGNATURES

Item 8.01.     Other Events
On August 7, 2007, Thermadyne Holdings Corporation (the “Company”) hosted a conference call to discuss the financial results for its second quarter ended June 30, 2007. A copy of the script can be found in the “Investor Information” section of the Company’s website at www.thermadyne.com.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 10, 2007

THERMADYNE HOLDINGS CORPORATION
By:	/s/ Patricia S. Williams
Name:	Patricia S. Williams
Title:	General Counsel and Corporate Secretary

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